SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 4, 2003 (September 2, 2003) Date of Report (Date of earliest event reported)

ZIONS BANCORPORATION (Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	0-2610 (Commission File Number)	87-0227400 (IRS Employer Identification No.)

One South Main, Suite 1134, Salt Lake City, Utah (Address of principal executive offices)	84111 (Zip Code)

(801) 524-4787 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Zions Bancorporation under the Securities Act of 1933, as amended.

Item 7.    Financial Statements, Pro forma Financial Statements and Exhibits.

                (a)        Not Applicable.

                (b)        Not Applicable.

                (c)        Exhibits.

                 The following exhibits are furnished as part of this report:

Exhibit Number 99.1 99.2	Description Press release dated September 2, 2003 announcing subordinated note offering Press release dated September 3, 2003 announcing pricing of subordinated notes

Item 9.    Regulation FD Disclosure

On September 2, 2003, Zions Bancorporation issued a press release announcing an offering to sell twelve-year subordinated notes. A copy of this release is attached hereto as Exhibit 99.1.

On September 3, 2003, Zions Bancorporation issued a press release announcing the pricing of the $500 million in twelve-year subordinated notes. A copy of this release is attached hereto as Exhibit 99.2.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION BY: /s/Clark B. Hinckley —————————————— Name: Clark B. Hinckley Title: Senior Vice President, Investor Relations

Date: September 4, 2003

Exhibit Index

Exhibit Number 99.1 99.2	Description Press release dated September 2, 2003 announcing subordinated note offering Press release dated September 3, 2003 announcing pricing of subordinated notes